EXHIBIT 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the quarterly report of First National Energy Corporation (the "Registrant"), on Form 10-Q for the fiscal quarter ending March 31, 2010, as filed with the Securities and Exchange Commission on this date, I, Peter Wanner, as Principal Accounting Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 14, 2010
By: /s/ Peter Wanner
Peter Wanner Chief Financial Officer